Exhibit 10 (u)

                          THIRD MODIFICATION AGREEMENT

         Agreement, made as of December 31, 1997, among FIND/SVP, INC., a New York corporation with an office located at 625 Avenue of the Americas, New York, New York 10011-2002 ("FIND/SVP"); FIND/SVP PUBLISHED PRODUCTS, INC., a Delaware corporation with an office located at 625 Avenue of the Americas, New York, New York 10011-2002 ("FIND/SVP PUBLISHED"); FIND/SVP INTERNET SERVICES, INC., a Delaware corporation with an office located at 625 Avenue of the Americas, New York, New York 10011-2002 (the "Guarantor") (FIND/SVP and FIND/SVP Published are sometimes individually referred to as the "BORROWER" and collectively referred to as the "BORROWERS" and the Borrowers and the Guarantor are sometimes individually referred to as the "OBLIGOR" and collectively referred to as the "Obligors") and STATE STREET BANK AND TRUST COMPANY, a Massachusetts bank and trust company with an office located at 225 Franklin Street, Boston, Massachusetts 02110-2804 (the "LENDER").

                                    RECITALS

         A. Pursuant to the Commercial Revolving Loan, Term Loan and Security Agreement dated April 27, 1995 (the "1995 LOAN AGREEMENT"), the Lender extended to the Borrowers the following: (a) a $2,000,000 revolving loan facility (the "ORIGINAL $2,000,000 REVOLVING LOAN") and (b) a $2,000,000 term loan facility (the "$2,000,000 TERM LOAN") as evidenced by the $2,000,000 Commercial Revolving Promissory Note dated April 27, 1995 (the "ORIGINAL $2,000,000 REVOLVING NOTE") and the $2,000,000 Commercial Term Promissory Note dated April 27, 1995 (the "$2,000,000 TERM NOTE"), respectively.

         B. Pursuant to the Commercial Term Loan and Security Agreement dated May 31, 1996 (the "1996 LOAN AGREEMENT"), the Lender extending to the Borrowers a $500,000 term loan facility (the "$500,000 TERM LOAN" and collectively with the $2,000,000 Term Loan, the "TERM LOANS") as evidenced by the $500,000 Commercial Term Promissory Note dated May 31, 1996 (the "$500,000 TERM NOTE" and collectively with the $2,000,000 Term Note, the "TERM NOTES").

         C. The Lender has replaced the Original $2,000,000 Revolving Loan and the Original $2,000,000 Revolving Note with a replacement $2,500,000 revolving loan facility that reduced accordance with its terms to a $2,000,000 revolving loan facility (the "$2,000,000 REVOLVING LOAN") as evidenced by the $2,500,000 Replacement Commercial Revolving Promissory Note dated July 24, 1997 (the "$2,000,000 REVOLVING NOTE").

         D. Pursuant to the Guaranty dated July 24, 1997 (the "FIRST GUARANTY"), the Guarantor guarantied the performance of the Borrowers' obligations to the Lender, including, but not limited to, the loans set forth herein.

         E. Pursuant to the Modification Agreement dated July 24, 1997 (the "MODIFICATION AGREEMENT"), the Borrowers and the Lender modified the 1995 Loan Agreement and the 1996 Loan Agreement.

         F. Pursuant to the Second Modification Agreement dated as of September 30, 1997 (the "SECOND MODIFICATION AGREEMENT"), the Borrowers and the Lender modified the 1995 Loan Agreement and the 1996 Loan Agreement.

         G. Pursuant to the $1,000,000 Commercial Revolving Loan and Security Agreement dated October 23, 1997 (the "1997 LOAN AGREEMENT"), the Lender extended to the Borrowers a $1,000,000 revolving loan facility (the "$1,000,000 REVOLVING LOAN")as evidenced by the $1,000,000 Commercial Revolving Promissory Note dated October 23, 1997 (the "$1,000,000 REVOLVING NOTE").

         H. Pursuant to the Guaranty dated October 23, 1997 (the "SECOND GUARANTY" and along with the First Guaranty the "GUARANTIES"), the Guarantor guarantied the performance of the Borrowers' obligations to the Lender, including, but not limited to, the loans set forth herein.

         I. The Borrowers have requested and the Lender has agreed to extend the maturity dates of the $2,000,000 Revolving Loan and the $1,000,000 Revolving Loan and modify the terms of repayment of the Term Notes subject to the terms and conditions below.

                                    AGREEMENT

         In consideration of the Recitals, which are incorporated by this reference, other good and valuable consideration, the receipt and sufficiency of which are acknowledged, and the mutual promises and covenants contained in this Agreement, the parties, intending to be bound legally, agree as follows:

1.  DEFINITIONS  AND  DOCUMENT  REFERENCES.  All terms  defined in the 1995 Loan
Agreement, the 1996 Loan Agreement, the 1997 Loan Agreement and all other documents executed in connection therewith (collectively, the "LOAN DOCUMENTS") unless modified herein shall have the same definitions set forth therein and are incorporated by this reference. All references to the Loan Documents are as modified by the Modification Agreement and the Second Modification Agreement.

1. AMENDMENTS. All of the provisions of the Loan Documents shall remain in full force and effect except as follows or as otherwise set forth in this
Agreement:

(a) The date "December 31, 1997" in paragraph 4 of the $2,000,000 Revolving Note and the Amended and Restated Exhibit A attached to the 1995 Loan Agreement is deleted and the date "January 15, 1998" is substituted therefor.

(a) The date "December 31, 1997" in paragraph (aq) of Section 1.01 of the 1995 Loan Agreement is deleted and the date "January 15,1998"is substituted therefor.

(a) The date "December 31, 1997" in Section 3.02 (b) of the 1995 Loan Agreement is deleted and the date "January 15, 1998" is substituted therefor.

(b) The letter  "(a)" is  inserted  before  the  phrase "On an annual  basis" in
Section 3.05 of the 1995 Loan Agreement.

(a) The following is inserted after the paragraph in Section 3.05 of the of the 1995 Loan Agreement:

         "(b) In the event the Borrowers do not receive on or before January 15, 1998 a capital contribution of not less than $1,000,000.00 in form and manner acceptable to the Lender, the Borrowers shall pay to the Lender the lesser of the following: (i) $1,000,000.00 or (ii) the then existing outstanding principal, interest and other charges due under the Term Note which payment shall be applied first to accrued but unpaid interest and other charges incurred in connection with the Term Loan to the date of such payment and then to principal."

(a)  The following  is  inserted at the end of Section 6.03 (j) of the 1995 Loan
Agreement:

         "The Borrowers covenant and agree not to use the proceeds of the Loans for any purpose other than as set forth in the Recitals herein."

(a) The following is inserted at the end of Section 6  of  the  $2,000,000  Term
Note:

         "In the event the Makers do not receive on or before January 15, 1998 a capital contribution of not less than $1,000,000.00 in form and manner acceptable to the Holder, the Makers shall pay to the Holder the lesser of the following: (i) $1,000,000.00 or (ii) the then existing outstanding principal, interest and other charges due under this Note which payment shall be applied first to accrued but unpaid interest and other charges incurred in connection with the Loan to the date of such payment and then to principal."

(a) The following is inserted after Section 3.04 of the 1996 Loan Agreement:

         "3.05 MANDATORY PREPAYMENT. In the event the Borrowers do not receive on or before January 15, 1998 a capital contribution of not less than $1,000,000.00 in form and manner acceptable to the Lender, the Borrowers shall pay to the Lender an amount equal to $1,000,000.00 less the amount of the January 15, 1998 payment under the $2,000,000 Commercial Term Promissory Note dated April 27, 1995 from the Borrowers to the Lender which payment shall be applied first to accrued but unpaid interest and other charges incurred in connection with the Term Loan to the date of such payment and then to principal."

(a) The following is inserted at the end of Section 6 of the $500,000 Term Note:

         "In the event the Makers do not receive on or before January 15, 1998 a capital contribution of not less than $1,000,000.00 in form and manner acceptable to the Holder, the Makers shall pay to the Holder an amount equal to $1,000,000.00 less the amount of the January 15, 1998 payment under the $2,000,000 Commercial Term Promissory Note dated April 27, 1995 from the Makers to the Lender which payment shall be applied first to accrued but unpaid interest and other charges incurred in connection with the Loan to the date of such payment and then to principal."

(a) The date "December 31, 1997" in Paragraph 4 of the $1,000,000 Revolving Note and the Exhibit A attached to the 1997 Loan Agreement is deleted and the date "January 15, 1998" is substituted therefor.

(a) The phrase "and repayment of existing term loan facilities with the Lender" is inserted after the words "general working capital requirements" in item B of the Recitals section of the 1997 Loan Agreement.

(a) The date "December 31, 1997" in paragraph (cc) of Section 1.01 the 1997 Loan Agreement is deleted and the date "January 15, 1998" is substituted therefor.

(a) The date "December 31, 1997" in Section 3.02 (b) of the 1997 Loan Agreement is deleted and the date "January 15, 1998" is substituted therefor.

1. FURTHER REQUIREMENTS. Simultaneous with the execution and delivery of this Agreement, the Borrowers shall deliver to the Lender the following:

(a) a Good Standing Certificate issued by the Secretary of State of the State of incorporation for each Borrower and from each state the Borrowers are qualified to do business as a foreign corporation; and

(a) such other documentation as is required by the Lender, all in form and content satisfactory to the Lender.

1.  ACKNOWLEDGMENTS.  Each of the Obligors acknowledges and agrees that:

(a) The aggregate amount of indebtedness of which the Obligors are jointly, severally, legally, validly and enforceably indebted to the Lender under the Loan Documents, as amended, replaced and supplemented by the Modification Agreement, the Second Modification Agreement and this Agreement and all other documents executed in connection herewith (collectively, the "AMENDED LOAN DOCUMENTS") without defense, counterclaim or offset as of December 26, 1997 is:
(i) $1,000,000.00  with respect to the $2,000,000 Term Loan; (ii)  $1,383,594.00 with respect to the $2,000,000 Revolving Loan; and (iii) $350,000.00 with respect to the $500,000 Term Loan and $0.00 with respect to the $1,000,000 Revolving Loan (the "EXISTING DEBT") plus interest accruing therein.

(b) The Borrowers are jointly and severally legally, validly and enforceably liable for any and all reasonable costs and expenses of collection and attorneys' fees related to or in any way arising out of the Amended Loan Documents and the Existing Debt.

                  (c) The Borrowers covenant and agree to use the proceeds of the Term Loans, the $2,000,000 Revolving Loan and the $1,000,000 Revolving Loan for no purpose other than as stated in the Recitals of the Amended Loan Documents unless the Lender expressly consents in writing to another or additional purposes.

1. REPRESENTATIONS, WARRANTIES AND COVENANTS. All of the representations, warranties and covenants contained in the Amended Loan Documents are true and correct on and as of the date hereof except to the extent that any of the foregoing are amended or restated as set forth below. Without limiting the generality of the foregoing, the Obligors jointly and severally represent, warrant and covenant that:

(a) NO LIQUIDATION. There are no liquidation or dissolution proceedings pending or threatened against the Obligors and no other event has occurred which affects or threatens the corporate existence of the Obligors.

(a) ADVISED BY COUNSEL. The Obligors each acknowledge that (i) they have been advised by counsel in the preparation, negotiation, execution and delivery of this Agreement; (ii) they have made an independent decision to enter into this Agreement without reliance on any representation, warranty, covenants or undertaking by the Lender, (iii) the Lender has no fiduciary obligation toward any of the Obligors with respect to this Agreement or the other Amended Loan Documents, (iv) the relationship between the Obligors and the Lender pursuant to this Agreement and the other Amended Loan Documents is and shall be solely that of debtor and creditor, respective; and (v) each of the Obligors understands the meaning and legal effect of this Agreement.

(a) SECRETARIES' CERTIFICATE. The resolutions contained in the Secretaries' Certificates of the Borrowers dated April 27, 1995, May 31, 1996, July 21, 1997 and October 21, 1997 and the resolutions contained in the Secretary's Certificate of the Guarantor dated July 21, 1997 and October 21, 1997 (collectively, the "RESOLUTIONS") have not in any way been rescinded or modified and have been in full force and effect since their adoption to and including the date hereof and are now in effect. The Resolutions are the only proceedings of the Obligors now in force relating to or affecting the matters referred to therein except for the resolution dated October 26, 1996 and authorize the Obligors to make the modifications described herein and the resolutions referenced in the Officers' Certificates of FIND/SVP, Inc. dated October 21, 1997, FIND/SVP Published Products, Inc. dated October 21, 1997 and the Guarantor dated October 21, 1997.

(a) NO LITIGATION. Except as set forth in SCHEDULE 5(D) attached hereto, there are no pending, or to any of the Obligors' knowledge threatened, legal proceedings to which any of the Obligors is a party and which materially adversely affect the transactions contemplated by this Agreement or the other Amended Loan Documents or materially adversely affect their abilities to conduct their businesses.

(a) COMPLIANCE WITH LAW. The execution and delivery of this Agreement, the consummation of the transactions contemplated herein, the fulfillment of or compliance with the terms and conditions of this Agreement or any of the other Amended Loan Documents is not prevented or limited by, or conflicts with or results in a breach of terms, conditions or provisions of the Obligers' certificate of incorporation and bylaws or any evidence of indebtedness, agreement or instrument of whatever nature to which the Obligors are now a party or by which any of the Borrowers are bound, or constitutes a default under any of the foregoing.

(a) NO VIOLATION OF LAW. To the best of their knowledge, each of the Obligors is not in violation of any federal, state or local law, regulation or order, and each of the Obligors has not received any notice of any such violation.

(a) PRESERVED COLLATERAL. Each of the Obligors shall preserve, maintain and protect the security provided for in the Amended Loan Documents and shall defend the rights and interests of the Lender in the Collateral (as defined in the Security Agreement) against the claims and demands of all persons.

(a) NOTICE OF DEFAULT. As soon as any of the Obligors becomes aware that any Event of Default exists or has occurred, whether under this Agreement, any of the other Amended Loan Documents or any other agreements for borrowed money regardless of whether such other agreement has been entered into with the Lender, such Obligors will immediately notify and thereafter deliver to the Lender a written notice specifying the nature and duration thereof, and what action such Obligor is taking or proposes to take with respect thereof.

(a) GOOD STANDING AND QUALIFICATION. Each of the Obligors is a corporation duly organized, validly existing and in good standing under the laws of the state of incorporation as set forth on the first page of this Agreement. Each of the Obligors has all requisite corporate power and authority to own and operate its properties and to carry on its businesses as presently conducted and is qualified to do business and to be in good standing as a foreign corporation in each jurisdiction where the character of the property owned or leased by it therein or in which the transaction of its business therein makes such qualifications necessary.

(a) CORPORATE AUTHORITY. The Obligors have full corporate power and authority to enter into and perform the obligations under this Agreement, to execute and deliver the Amended Loan Documents and to incur the obligations provided for herein and therein, all of which have been duly authorized by all necessary and proper corporate action. No other consent or approval or the taking of any other action in respect of shareholders or any public authority is required as a condition to the validity or enforceability of this Agreement, or any of the other Amended Loan Documents. The execution and delivery of this Agreement is for valid corporate purposes.

(a) BINDING AGREEMENT. This Agreement and the other Amended Loan Documents constitute valid and legally binding obligations of the Borrowers enforceable against each in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally.

(a) COMPLIANCE. Each of the Obligors is not in default with respect to or in violation of any order, writ, injunction or decree of any court or of any federal, state municipal or other governmental department, commission, board, bureau, agency, authority or official, or in violation of any law, statute, rule or regulation to which they or their properties is or are subject, where such default or violation would materially and adversely affect the financial condition of any of the Borrowers. Each of the Borrowers represents that it has not received notice of any such default from any party. Each of the Borrowers is not in default from the payment or performance of any of its respective obligations to any third parties or in the performance of any mortgage, indenture, lease, contract or other agreement to which it is a party or by which any of its assets or properties are bound.

1. SECURITY AGREEMENT REAFFIRMATION. (a) The Borrowers acknowledge, agree and reaffirm that the 1995 Loan Agreement, the 1996 Loan Agreement and the 1997 Loan Agreement shall secure all of the obligations of the Borrowers to the Lender including, but not limited to, the obligations of the Borrowers under (i) the $2,000,000 Term Note and the $2,000,000 Revolving Note, (ii) the $500,000 Term Note and (iii) the $1,000,000 Revolving Note.

                  (b) The Guarantor acknowledges, agrees and reaffirms that its Security Agreement dated July 27, 1997 and October 23, 1997 shall secure all of the obligations of the Guarantor to the Lender including, but not limited to, the obligations of the Guarantor under the Guaranties.

(a) GUARANTIES. The Guarantor acknowledges that it is unconditionally liable and legally and validly indebted to the Lender in accordance with the terms of its Guaranties, as modified herein.

(a) The Guarantor consents to the modifications made herein, and affirms that the Guaranties are in full force and effect and include, without limitation, the indebtedness, liabilities and obligations arising under or in any way connected with the Amended Loan Documents whether now existing or hereafter arising including, without limitation, principal, interest, costs and expenses of collection, and attorneys' fees, their paralegal fees and related disbursements.

(a) The Guarantor further affirms that the Guaranties shall continue in full force and effect for so long as the Borrowers is indebted, liable or obligated to the Lender under the Amended Loan Documents.

1. EVENTS OF DEFAULT. The occurrence of any Event of Default under any of the other Amended Loan Documents or the non-compliance with any of the material terms, or material misrepresentation or inaccuracy of any of the acknowledgments or representations hereof shall constitute an Event of Default under this Agreement.

1. REMEDIES. Upon the occurrence of any Event of Default, the Lender shall have in any jurisdiction where enforcement hereof is sought, in addition to all other rights and remedies which the Lender may have under law and equity, all of the rights and remedies set forth in the Amended Loan Documents.

1. CUMULATIVE REMEDIES. The enumeration of the Lender's rights and remedies set forth in this Agreement and the other Amended Loan Documents is not intended to be exhaustive and the exercise by the Lender of any right or remedy shall not preclude the exercise of any other rights or remedies, all of which shall be cumulative and shall be in addition to any other right or remedy given hereunder or under any other agreement between the parties or which may now or hereafter exist in law or at equity or by suit or otherwise. No delay or failure to take action on the part of the Lender in exercising any right, power or privilege shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude other or further exercise thereof or the exercise of any other right, power or privilege or shall be construed to be a waiver of any Event of Default. No course of dealing between any of the Obligors and the Lender or their employees shall be effective to change, modify or discharge any provision of this Agreement or to constitute a waiver of any default.

1. AMENDMENT AND RESTATEMENT. Upon the execution of this Agreement and all other documents executed in connection herewith, the other Loan Documents are restated to the extent that this Agreement and all other documents executed in connection herewith, restates them and are amended to the extent that this Agreement and all other documents executed in connection herewith amends them. Except as specifically amended by the terms of this Agreement or any other documents executed in connection herewith, all terms and conditions set forth in the Loan Documents, together with all schedules and exhibits attached thereto, shall remain in full force and effect. This Agreement and all other documents executed in connection herewith, to the extent that any of them are inconsistent with the Loan Documents, supersedes the Loan Documents and any and all prior written or oral amendments to the Loan Documents.

1. NOTICES. All notices, requests, consents, demands and other communications hereunder shall be in writing and shall be mailed by registered or certified first class mail or delivered by an overnight courier to the respective parties to this Agreement as follows:

         If to the Borrowers:

                           Find/SVP, Inc.
                           625 Avenue of the Americas
                           New York, New York 10011-2002
                           Attn: Mr. Peter Fiorillo
                                    Chief Financial Officer


                           Find/SVP Published Products, Inc.
                           625 Avenue of the Americas
                           New York, New York 10011-2002
                           Attn: Mr. Peter Fiorillo
                                    Chief Financial Officer

         If to the Guarantor:

                           Find/SVP Internet Services, Inc.
                           625 Avenue of the Americas
                           New York, New York 10011-2001
                           Attn: Mr. Peter Fiorillo
                                    Chief Financial Officer

         With a copy to:

                           Breslow & Walker, LLP
                           767 Third Avenue
                           New York, New York 10017

                           Attn:  Gary T. Moomjian, Esq.


         If to the Lender:

                           State Street Bank and Trust Company
                           225 Franklin Street
                           Boston, Massachusetts 02110-2804
                           Attn: Ms. Arlene M. Doherty
                                 Vice President

         With a copy to:

                           Diserio Martin O'Connor & Castiglioni, LLP
                           One Atlantic Street
                           Stamford, Connecticut 06901
                           Attn:  Kevin T. Katske, Esq.

1. EXPENSES. The Obligors agree that each is jointly and severally responsible for the payment to the Lender for the preparation, negotiation and consummation of this Agreement and the other Amended Loan Documents which includes without limitation, reasonable attorneys' fees and related disbursements.

1.                         MISCELLANEOUS.

(a) COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures were upon the same instrument. It shall not be necessary in making proof of this Agreement to produce or account for more than one counterpart.

(a) SUCCESSORS AND ASSIGNS. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that the Obligors shall not assign this Agreement, or any related document, or any of their rights without the prior written consent of the Lender.

(a) FAILURE OR DELAY NOT A WAIVER. No delay or omission by the Lender to exercise any right under this Agreement or the other Amended Loan Documents shall impair any such right, and any such delay or omission shall not be construed to be a waiver thereof. A waiver of any single breach or default under this Agreement or the other Amended Loan Documents shall not be deemed a waiver of any other breach or default. Any waiver, amendment to, consent or approval under this Agreement or the other Amended Loan Documents by the Lender must be in writing to be effective and must be signed by the Lender.

(a) SEVERABILITY. If any provision of this Agreement or the other Amended Loan Documents shall be determined to be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions, and of such provision in other jurisdictions, shall not be affected or impaired thereby.

(a) HEADINGS. Section headings are for convenience of reference only, and shall not affect the interpretation or meaning of any provision of this Agreement.

                  (f) GOVERNING LAW AMENDED. This Agreement and the other Loan Documents, and all transactions, assignments and transfers hereunder and thereunder, and all the rights of the parties, shall be governed as to validity, construction, enforcement and in all other respects by the laws of the
Commonwealth  of  Massachusetts  without  giving effect to its conflicts of laws
principles.   The  Obligors  agree  that  the  courts  of  the  Commonwealth  of
Massachusetts or the United States District Courts in the Commonwealth of Massachusetts shall have jurisdiction to hear and determine any claims or disputes pertaining to the financing transactions of which this Agreement is a part and/or to any matter arising or in any way related to this Agreement or any other agreement between the Lender and the Obligors expressly submit and consent in advance to such jurisdiction in any action or proceeding.

                  (g) ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties, and supersedes all prior discussions and negotiations relating to the subject matter hereof. The terms of this Agreement cannot be changed or terminated orally, and shall be deemed effective as of the date accepted by the Lender by its duly authorized officer. This Agreement and the other Amended Loan Documents may not be amended or terminated except by a writing signed by the party against whom enforcement thereof is sought.

1. RELEASE.  EACH OF THE OBLIGORS  RELEASES,  REMISES AND DISCHARGES THE LENDER,
JOINTLY AND SEVERALLY, FROM ALL ACTIONS, CAUSES OF ACTIONS, SUITS, SUMS OF MONEY, COVENANTS, CONTRACTS, CONTROVERSIES, AGREEMENTS, PROMISES, VACANCIES, TRESPASSES, DAMAGES, JUDGMENTS, EXTENTS, EXECUTIONS, CLAIMS AND DEMANDS IN LAW OR EQUITY WHICH ANY OF THE OBLIGORS EVER HAD, NOW HAS OR WHICH ANY OF THEM SHALL HAVE AGAINST THE LENDER ARISING OUT OF ANY ACTION, OR INACTION OF THE LENDER IN CONNECTION WITH THE LOAN DOCUMENTS OCCURRING PRIOR TO THE DATE OF THIS AGREEMENT.

1. JURY TRIAL WAIVER. EACH OF THE OBLIGORS WAIVES TRIAL BY JURY IN ANY COURT AND IN ANY SUIT, ACTION OR PROCEEDING ON ANY MATTER ARISING IN CONNECTION WITH OR IN ANY WAY RELATED TO THE FINANCING TRANSACTIONS OF WHICH THIS AND THE OTHER AMENDED LOAN DOCUMENTS ARE A PART OR THE ENFORCEMENT OF ANY OF THE BANK'S RIGHTS AND REMEDIES. THE OBLIGORS ACKNOWLEDGE THAT EACH MAKES THIS WAIVER KNOWINGLY, VOLUNTARILY, WITHOUT DURESS AND ONLY AFTER

EXTENSIVE   CONSIDERATION  OF  THE  RAMIFICATIONS  OF  THIS  WAIVER  WITH  THEIR
ATTORNEYS.

         The parties hereto have executed this Agreement on the date first written above.

                                 FIND/SVP, INC.

                                            By /s/ PETER FIORILLO
                                               ------------------
                                               Peter Fiorillo
                                               Its Executive Vice President



                                 FIND/SVP PUBLISHED PRODUCTS, INC.

                                            By /s/ PETER FIORILLO
                                               ------------------
                                              Peter Fiorillo
                                              Its Executive Vice President


                                 FIND/SVP INTERNET SERVICES, INC.

                                            By /s/ PETER FIORILLO
                                               ------------------
                                              Peter Fiorillo
                                              Its Vice President


                                 STATE STREET BANK AND TRUST COMPANY

                                            By /s/ ARLENE M. DOHERTY
                                               ---------------------
                                               Arlene M. Doherty
                                               Vice President